                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 30, 2001


                     EMERGENT INFORMATION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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
          California                          0-23585                           33-0080929
(State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification No.)
        incorporation)
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4695 MacArthur Court, Eighth Floor, Newport Beach, California           92660
         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (949) 975-1487


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On November 30, 2001, Emergent Information Technologies, Inc. (the "Company") sold the stock of Emergent Information Technologies - East (also known as Government Services Group or "GSG"), a wholly-owned subsidiary of the Company, to L-3 Communications Corporation, a Delaware corporation ("L-3"), for $39.8 million (the "Purchase Price"). The Purchase Price is subject to adjustment under the terms of the Stock Purchase and Sale Agreement, dated November 19, 2001, by and among the Company, Steven Myers Holding Inc. and L-3 Communications Corporation, as amended.

      In determining the amount of consideration to be paid for the stock of GSG, the Company evaluated offers to purchase the stock of GSG from a number of potential purchasers. After reviewing the offers received, the Company entered into exclusive negotiations with L-3. The final purchase price was arrived at by means of arm's length bargaining between the Company and L-3.

      At the time of the disposition, there was no material relationship between L-3 (including its officers, directors and shareholders) and (i) the Company,
(ii) any of the Company's affiliates, (iii) any director or officer of the Company, or (iv) any associate of any such officer or director.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

      Unaudited Pro Forma Consolidated Statements of Operations of Emergent Information Technologies, Inc. and Subsidiaries for the year ended December 31, 2000.

      The remaining pro forma financial information which would otherwise be required to be reported under Item 7 is not provided herein pursuant to General Instruction B.3. of Form 8-K as substantially the same information required has been "previously reported" (as defined in Rule 12b-2) by the Company in connection with the Company's quarterly report on Form 10-Q for the period ended September 30, 2001 (File No. 000-23585).


(c) Exhibits.

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
       Exhibit No.       Description
       -----------       -----------
       10.1              Amendment No. 1 to Stock Purchase and Sale Agreement,
                         dated November 29, 2001, by and among Emergent
                         Information Technologies, Inc., Steven Myers Holding
                         Inc. and L-3 Communications Corporation.

       99.1              Press Release dated December 3, 2001
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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMERGENT INFORMATION TECHNOLOGIES, INC.
                                                      (Registrant)


Date December 12,2001                     /s/ Cathy L. Wood
    ----------------------------        ----------------------------------------
                                                       (Signature)
                                        Cathy L. Wood
                                        Chief Financial Officer

                          INDEX TO FINANCIAL STATEMENTS


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
                                                                            Page
                                                                            ----
PRO FORMA FINANCIAL INFORMATION
Unaudited Pro Forma Consolidated Statements of Operations
 of Emergent Information Technologies, Inc. and Subsidiaries
 for the year ended December 31, 2000.....................................   F-2
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                                       F-1

            EMERGENT INFORMATION TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                 YEAR ENDED DECEMBER 31, 2000
                                                                      ------------------------------------------------
                                                                      HISTORICAL(A)      ADJUSTMENT          PRO FORMA
                                                                      -------------      ----------          ---------
Net revenue .....................................................       $ 120,140        $  82,634 (B)       $  37,506
Cost of revenue .................................................          72,980           52,289 (B)          20,691
                                                                        ---------        ---------           ---------
     Gross margin ...............................................          47,160           30,345              16,815
Selling, general and administrative expenses ....................          32,921           20,179 (B)          12,742
Amortization of goodwill and other intangibles ..................           1,716            1,716 (C)              --
                                                                        ---------        ---------           ---------
     Operating income ...........................................          12,523            8,450               4,073

Other expense:
     Interest expense, net ......................................          (2,010)          (1,741)(D)            (269)
     Other expense, net .........................................             (52)               7                 (59)
                                                                        ---------        ---------           ---------
         Income from continuing operations before income taxes ..          10,461            6,716               3,745
Income tax expense ..............................................           4,289            2,754               1,535
                                                                        ---------        ---------           ---------
         Income from continuing operations ......................           6,172            3,962               2,210
Discontinued operations:
     Loss from operations of discontinued business, net of income
         tax benefit of $3,364 ..................................          (5,928)                              (5,928)
     Loss from disposal of discontinued business, net of income
         tax benefit of $3,509 ..................................         (30,607)                             (30,607)
                                                                        ---------                            ---------
Net loss ........................................................       $ (30,363)                           $ (34,325)
                                                                        =========                            =========

Income per share from continuing operations:
     Basic ......................................................       $     .38                            $     .14
     Diluted ....................................................       $     .37                            $     .13

Loss per share from discontinued operations:
     Basic ......................................................       $   (2.23)                           $   (2.23)
     Diluted ....................................................       $   (2.20)                           $   (2.20)
                                                                        ---------                            ---------

Net loss per share
     Basic ......................................................       $   (1.85)                           $   (2.10)
     Diluted ....................................................       $   (1.83)                           $   (2.07)
                                                                        =========                            =========

Weight average shares outstanding
     Basic ......................................................          16,350                               16,350
     Diluted ....................................................          16,579                               16,579
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                                       F-2

            EMERGENT INFORMATION TECHNOLOGIES, INC. AND SUBSIDIARIES
      NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                   (UNAUDITED)
                                 (IN THOUSANDS)

(A) The accompanying historical consolidated statement of operations for the year ended December 31, 2000 has been derived from the Company's audited consolidated financial statements and notes thereto for the year ended December 31, 2000, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2001.

(B) Represents operating activity of the Government Services Group for the twelve months ended December 31, 2000.

(C) Represents the elimination of goodwill and other intangible amortization related to prior acquisitions that were disposed of as part of the sale of the Government Services Group.

(D) Represents interest expense applicable to the Government Services Group based on an allocation of debt outstanding at actual rates in effect during the period.

(E) Represents the impact of the tax provision related to the adjustments described in (B), (C) and (D) above.

                               INDEX TO EXHIBITS

       Exhibit No.       Description
       -----------       -----------
       10.1              Amendment No. 1 to Stock Purchase and Sale Agreement,
                         dated November 29, 2001, by and among Emergent
                         Information Technologies, Inc., Steven Myers Holding
                         Inc. and L-3 Communications Corporation.

       99.1              Press Release dated December 3, 2001
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